Summary Prospectus January 28, 2022

Brandes Emerging Markets Value Fund
Class / Ticker  Class I BEMIX  Class A BEMAX  Class C BEMCX  Class R6 BEMRX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Reports to Shareholders, Statement of Additional Information and other information about the Fund online at https://www.brandes.com/us/funds/knowledgecenter/fund-library. You may also obtain this information at no cost by calling 1-800-395-3807 or by e-mail at info@brandesfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brandes Emerging Markets Value Fund (the “Emerging Markets Value Fund” or “Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Emerging Markets Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $25,000 in the Brandes Funds. More information about these and other discounts is available from your financial professional and in the section titled, “Shareholder Information” on page 53 of the Prospectus and “Additional Purchase and Redemption Information” on page B-83 of the Fund’s Statement of Additional Information.
Shareholder Fees (Fees paid directly from your investment)
	Class A	Class C	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load)	None*	1.00%**	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class R6
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	0.75%	None	None
Other Expenses
Shareholder Servicing Fees	None	0.25%	None	None
Other Expenses(1)	0.11%	0.11%	0.16%	0.11%
Total Other Expenses	0.11%	0.36%	0.16%	0.11%
Fee Recoupment	0.00%	0.00%	0.01%(2)	0.00%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.12%	1.06%
Less: Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%	0.09%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	1.31%	2.06%	1.12%	0.97%
*
Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million, if redeemed within one year from the date of purchase.
**
A charge of 1.00% will be imposed on Class C shares redeemed within one year of purchase by any investor.
(1)
“Other Expenses” for Class I shares includes 0.05% of class-specific sub-transfer agency fees.
(2)
During the fiscal year ended September 30, 2021, the Advisor recouped certain previously waived fees and expenses for Class I shares.
(3)
The Advisor has contractually agreed to limit the Emerging Markets Value Fund’s Class A, Class C, Class I and Class R6 annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation), including repayment of previous waivers, to 1.37% for Class A, 2.12% for Class C,
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1.12% for Class I and 0.97% for Class R6 as percentages of the respective Fund classes’ average daily net assets through January 28, 2023 (the “Expense Caps”). The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor. The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years with respect to any Class of the Fund. The Advisor may request reimbursement if the aggregate amount paid by the Fund toward operating expenses for the Class for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in effect at the time of waiver or at time of reimbursement.
Example
This example is intended to help you compare the costs of investing in the Emerging Markets Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Expense Caps described above through the expiration date of the Expense Caps and total annual fund operating expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,252	$2,063
Class C	$309	$646	$1,108	$[1]2,197
Class I	$114	$354	$613	$1,353
Class R6	$99	$328	$576	$1,286
You would pay the following expenses if you did not redeem your Class C shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$209	$646	$1,108	$[1]2,197
1Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ 10-year cost examples assume that the Class C shares automatically convert to Class A shares on the first day of the ninth year.
Portfolio Turnover
The Emerging Markets Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34.97% of the average value of its portfolio.

Principal Investment Strategies
The Emerging Markets Value Fund invests primarily in equity securities of companies located or active mainly in emerging markets (including frontier markets). The Fund typically invests in companies that have market capitalizations (market value of publicly traded equity securities) greater than $3 billion at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) measured at the time of purchase in equity securities of companies located or active mainly in emerging markets. Equity securities include common and preferred stocks, real estate investment trusts (“REITs”), warrants and rights. The Fund will generally limit its investments in any one issuer to no more than 5% of the Fund’s total assets, measured at the time of purchase, but may, from time to time, invest more than 5% of the Fund’s total assets in one or more issuers. From time to time, the Fund may invest more than 20% of its assets in any market sector, such as the financial sector or information technology sector.
Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East. The Advisor considers an emerging market country to be any country which is in the MSCI EM Index and the MSCI Frontier Markets Index or that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community. With respect to Fund investments in any particular country, the Fund may invest up to the greater of either (a) 20% of its total assets measured at the time of purchase or (b) 150% of the weighting of such country as represented in the MSCI EM Index, measured at the time of purchase. As a result, the Fund may have significant exposure to any particular country.
The Emerging Markets Value Fund may invest from time to time in cash or short-term cash equivalent securities either as part of its overall investment strategy or for temporary defensive purposes in response to adverse market, economic, political or other conditions. The amount of such holdings will vary and will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time, and may at times be relatively high.
Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select equity securities for the Emerging Markets Value Fund’s investment portfolio. When buying equity securities, the Advisor assesses the estimated “intrinsic” value of a company based on data such as a company’s earnings, cash flow generation, and/or asset value of the underlying business. By choosing securities that are selling at a discount to the Advisor’s estimates of the underlying company’s intrinsic value, the Advisor seeks to establish an opportunity for long-term capital appreciation. The Advisor may sell a security when its price reaches the Advisor’s estimate of the underlying company’s intrinsic value, the Advisor believes that other investments are more attractive, or for other reasons.
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Principal Investment Risks
Because the values of the Emerging Markets Value Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Principal risks of the Fund are as follows:
Stock Market and Equity Securities Risk. The stock markets are volatile and the market prices of the fund’s equity securities may go up or down, sometimes rapidly and unpredictably. Equity securities may fluctuate in value more than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the fund’s investments fall, the value of your investment in the fund will go down.
Emerging Markets Risk. Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Some emerging markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Certain emerging markets are sometimes referred to as “frontier markets.” Frontier markets, the least advanced capital markets in the developing world, are subject to heightened emerging markets risks.
Foreign Securities Risk. Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Changes in currency rates and exchange control regulations, and the imposition of sanctions, confiscations, trade restrictions, and other government restrictions by the United States and/or other governments may adversely affect the value of the Emerging Markets Value Fund’s investments in foreign securities.
Value Securities Risk. The Emerging Markets Value Fund invests in value securities, which are securities the Advisor believes are undervalued for various reasons, including but not limited to as a result of adverse business, industry or other developments, or are subject to special risks, or limited market understanding of the issuer’s business, that have caused the securities to be out of favor. The value style of investing utilized by the Advisor may cause the Fund’s performance to deviate from the performance of broad market benchmarks and other managers for substantial periods of time. It may take longer than expected for the prices of value securities to increase to the anticipated value, or they may never increase to that value or may decline. There have been extended periods of time when value securities have not performed as well as growth securities or the stock market in general and have been out of favor with investors.
Issuer Risk. The market price of a security can go up or down more than the market, or perform differently from the market, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports, reduced demand for the issuer’s goods or services, poor management performance, major litigation relating to the issuer, changes in government regulation affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on any investment. An individual security may also be affected by factors related to the industry or sector of the issuer.
Focused Investing Risk. The Fund may, from time to time, invest a substantial portion of the total value of its assets in securities of issuers located in a particular industry, sector, country or geographic region. During such periods, the Fund may be more susceptible to risks associated with that industry, sector, country or region.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Active Management Risk. The Advisor is an active manager, and the Fund’s investments may differ from the benchmark. The value of your investment may go down if the Advisor’s judgment about the attractiveness or value of, or market trends affecting, a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools or data used by the Advisor.
Currency Risk. Because the Emerging Markets Value Fund invests in securities denominated in foreign currencies, the U.S. dollar values of its investments fluctuate as a result of changes in foreign exchange rates. Such changes will also affect the Fund’s income.
Financial Sector Risk. Companies in the financial sector are subject to governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently, and may have adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector, as a whole, cannot be predicted.
Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. Such companies
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are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of those rights. They are also facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.
Liquidity Risk. Liquidity risk exists when particular investments are or become difficult or impossible to purchase or sell. Markets may become illiquid when, for example, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Securities of small-cap and mid-cap companies may be thinly traded. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for entire asset classes. The Emerging Markets Value Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price. Illiquid securities may also be difficult to value.
Mid and Small-Capitalization Company Risk. Securities of mid-capitalization and small-capitalization companies may have comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges. These securities may also be more difficult to value.
Real Estate Investment Trusts Risk. The value of real estate investment trusts and similar REIT-like entities (“REITs”) may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.
Recent Events. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in extreme volatility in the financial markets, a domestic and global economic downturn, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There have also been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. The pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations, and continued volatility and/or decreased liquidity in the securities markets. Governments and central banks, including the Federal Reserve in the United States, are taking extraordinary and unprecedented actions to support local and global economies and the financial markets, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Rates of inflation have also recently risen, which could adversely affect economies and markets. The pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
Redemption Risk. The Fund may experience significant redemptions that could cause the Fund to liquidate its assets at inopportune times or unfavorable prices, or increase or accelerate taxable gains or transaction costs, and may negatively affect the Fund’s net asset value (“NAV”), performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Performance
The following performance information shows you how the Emerging Markets Value Fund has performed and provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of the Fund’s Class I Shares for the past ten years. The table below compares the Fund’s returns over time to a broad-based securities index. The chart and table assume reinvestment of dividends and distributions. Of course, past performance, before and after taxes, does not indicate how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.brandesfunds.com.

Year-by-Year Total Returns as of
December 31, for Class I Shares

Best Quarter	4Q 2020	21.78%
Worst Quarter	1Q 2020	-34.10%
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Average Annual Total Returns For
periods ended December 31, 2021
(Returns reflect applicable sales charges)
	1 Year	5 Year	10 Year
Class A Shares – Return Before Taxes	-4.30%	2.33%	2.38%
Class C Shares – Return Before Taxes	0.40%	2.89%	2.31%[1]
Class R6 Shares – Return Before Taxes	1.95%	3.93%	3.36%
Class I Shares – Return Before Taxes	1.68%	3.77%	3.24%
Return After Taxes on Distributions	1.75%	3.67%	2.91%
Return After Taxes on Distributions and Sale of Fund Shares	2.01%	3.28%	2.77%
MSCI Emerging Markets (Net Dividends) Index (reflects no deduction for fees, expenses or taxes)	-2.54%	9.88%	5.49%
1
Class C shares automatically convert to Class A shares if held for 8 years. The Class C shares’ average annual total return for the 10-year period assumes that the Class C shares automatically converted to Class A shares on January 1, 2021.
Prior to January 31, 2011, the Fund was a private investment fund managed by the Advisor with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Emerging Markets Value Fund. Class A and Class I shares were first offered on January 31, 2011, while Class C shares were first offered on January 31, 2013. Prior to January 31, 2013, Class A shares were known as Class S shares. (Class A shares have the same operating expenses as Class S shares.) The Class I performance information shown for periods prior to January 31, 2011 is that of the private investment fund managed by the Advisor that is the predecessor of the Fund, not restated to reflect Fund expenses. Performance shown prior to January 31, 2011 for Class A shares reflects the performance of the private investment fund shares restated to reflect Class A sales loads and expenses. Performance shown prior to the inception of Class C shares reflects the performance of the private investment fund for periods prior to January 31, 2011 and the performance of Class I shares for the period from February 1, 2011 to January 30, 2013, restated to reflect Class C expenses.
Class R6 shares were first offered on July 11, 2016. Performance shown prior to the inception of Class R6 shares reflects the performance of Class I shares restated to reflect Class R6 expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-advantaged accounts such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only. After-tax returns for other Classes will vary.
The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor. Brandes Investment Partners, L.P.
Portfolio Managers	Position with Advisor	Managed this Fund Since:
Gerardo Zamorano, CFA	Director, Investments Group, All-Cap Investment Committee Voting Member and Emerging Markets Investment Committee Voting Member	2002
Christopher J. Garrett, CFA	Director, Institutional Group and Emerging Markets Investment Committee Voting Member	2002
Louis Y. Lau, CFA	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2008
Mauricio Abadia	Director, Investments Group and Emerging Markets Investment Committee Voting Member	2016

Purchase and Sale of Fund Shares
You may purchase, redeem, or exchange Fund shares on any business day by written request via mail (Brandes Funds, c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766), by wire transfer, by telephone at 1-800-395-3807, or through a financial intermediary. Class A and Class C shares may be purchased only through financial intermediaries.
Class and Type of Account	Minimum Initial Investment	Subsequent Minimum Investment
Classes A
Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$1,000	$500
Automatic Investment Plans	$500	$500
Class I	$100,000	$500
Class R6
Class R6 Eligible Plans(1)	$0	$0
Other R6 Eligible Investors(2)	$1,000,000	$0
(1)
Class R6 shares are generally available to employer sponsored retirement plans, including profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k),
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403(b) and 457 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Class R6 shares are generally available only if plan level or omnibus accounts are held on the books of the Fund.
(2)
Certain other institutional or other investors, (e.g., endowments, foundations, states, counties, cities or their instrumentalities, insurance companies, trust companies, bank trust departments, etc.) may be eligible to purchase Class R6 shares.

Tax Information
The Emerging Markets Value Fund’s distributions are taxed as ordinary income, capital gains, or in certain cases qualified dividend income, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-advantaged accounts, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Emerging Markets Value Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Summary Section